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                                                                   Exhibit 23.02

                          INDEPENDENT AUDITORS' CONSENT



         We consent to the use in this Post-Effective Amendment No. 3 to Registration Statement No. 333-40977 of K & F Industries, Inc. of our report dated January 27, 1999, appearing in the Prospectus, which is a part of such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ DELOITTE & TOUCHE LLP


New York, New York
April 28, 1999